       SECURITIES AND EXCHANGE COMMISSION
            WASHINGTON, D.C. 20549

         FORM 8-K

       CURRENT REPORT

      Pursuant to Section 13 or 15(d) of
      The Securities Exchange Act of 1934

     MAY 18, 2011
     -------------------
     (Date of Report)

    ALANCO TECHNOLOGIES, INC.
   ---------------------------------------------
(Exact name of Registrant as specified in its charter)

                                                                       0-9437
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   (Commission File No.)

ARIZONA                                   86-0220694
    ----------------------------------       -----------------------------------------
   (State or other jurisdiction)    (IRS Employer Identification No.)

    15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
    --------------------------------------------------------------------------------------
       (Address of Principal Executive Office)                         (Zip Code)

     (480) 607-1010
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      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

(  ) Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                    Completion of Acquisition or Disposition of Assets

On May 16, 2011, Alanco Technologies, Inc. issued a press release announcing completion of the sale of its StarTrak Systems, LLC subsidiary to ORBCOMM Inc. (NASDAQ: ORBC) at a total selling price of approximately $18.3 million.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                    Financial Statements and Exhibits

Exhibit 99.1               Press Release dated May 16, 2011 titled “Alanco Completes Sale of StarTrak Subsidiary.”

                                               ALANCO TECHNOLOGIES, INC.
Date: May 18, 2011                     By: /s/John A Carlson
                                                     -------------------------
                                               Chief Financial Officer